Exhibit 99.1

Evergreen Solar Confidential
Forward Looking Statements
This presentation includes forward-looking statements within the meaning of federal securities laws. The Company cautions you that any statements contained in this presentation that are not strictly historical statements constitute forward-looking statements. These statements include but are not limited to statements regarding the Company's business and technology strategies and objectives, the Company’s expectations as to the timing, cost, and success of the Company's ongoing and future manufacturing growth, the Company’s expectations regarding future revenue growth, earnings, gross margin and other financial performance, the Company's technology and product development plans, the Company's ability to reduce costs and improve cell and production efficiencies, the Company’s expectations of overall market growth and cost and selling price declines, and the Company’s expectations regarding the market penetration and growth of its technologies. These statements are neither promises nor guarantees, and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated, including those risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission – including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on
Form 10-Q filed with the SEC. Users should not place undue reliance on any such forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in Company expectations, or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Evergreen Solar Confidential
Key Investment Thesis
Patented and proven String Ribbon technology
Low cost wafer manufacturer
– Relative advantage maintained with silicon price declines
Operational excellence
– Devens project on schedule
– Produced 18.2 MW in Q1; exited Q1 2009 at 30 MW quarterly run rate
Jiawei cell and panel strategy enables aggressive growth
– Low capital expenditures per watt of production capacity
– Anticipate $1 per watt manufacturing COGS by 2012
Differentiated high-quality product in a commodity market
– Superior panel energy generation
– Small carbon footprint
– Current backlog ~1GW; utility-scale projects in bid stage

Evergreen Solar Confidential
Direct harvesting
Wafer Manufacturing is Our Core Technology
String Ribbon vs Conventional Wafer Process
Casting and sawing
String Ribbon Uses HALF as Much Silicon as
Conventional Wafer Processes

String Ribbon Wafers
(Evergreen Solar only)
Conventional Wafers
(All other silicon based manufacturers)

Evergreen Solar Confidential UNITED STATES – Fully Integrated Wafer to Panel Manufacturer Wafer Cell Panel Core Technology – String Ribbon Standard Industry Processes 5 Devens 160MW Capacity Facility

Evergreen Solar Confidential
CHINA – Wafer Manufacturer + Subcontracted
Cell & Panel Manufacturing
Wafer Manufacturing
Core Technology
– String Ribbon
• Leverage existing low-cost
manufacturing capabilities
• Expected to substantially reduce
capital required for expansion
• Maintain superior cost advantage by
combining lowest wafer cost with
low cell & panel cost
Cell & Panel Manufacturing

Evergreen Solar Confidential Devens and China Capacity Expansion Plans 7

Evergreen Solar Confidential
$0.04
$0.11
$1.40
0.13
$0.12
$2.00
$0.20
$3.19
$0.09
$0.50
$0.60
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
$2.75
$3.00
$3.25
$3.50
Devens Cost Reduction Roadmap
$/watt

Evergreen Solar Confidential
$0.18
$0.13
$0.05
$1.00
$0.04
$1.50
$0.10
$0.10
$2.00
$0.09
$0.21
$0.10
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
China Cost Advantage and Reduction
Roadmap
$/watt

(1) Net of Jiawei subcontract margin

Evergreen Solar Confidential
Operating Model

32.5% 25.0% 15.6% GP %
$420,000 $256,000 $75,250 Gross Profit (000)
$1.85 $2.00 $2.25 ASPs
700 512 215 Sales MW
$1.25 $1.50 $1.90 Blended Cost/watt
2012 2011 2010
*Gross Profit and Gross Profit Margin excludes fees that we anticipate Sovello will owe to us

Evergreen Solar Confidential
String Ribbon Wafer Technology
Our Sustainable Cost Advantage – If Silicon Prices Fall
$0.29
$0.68
3.9 2.5
$0.36
2.5 Si usage (wafer)
Wafer
Cost
($/w)
$0.50
6.5
2009
$90/kg Silicon
2012
$50/kg Silicon
$0.84
5.5

$0.35
$0.59
$0.12 $0.12
$0.28
$0.13
$0.10
$0.06 $0.06
$0.09
$0.14
$0.11
$0.12
$0.06
$0.09
$0.06
$0.04
$0.06
$0.05
$0.04
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
Devens Hypothetical Best of
Breed
Devens China Hypothetical Best of
Breed
Silicon Other Materials Labor & OH Capital

Evergreen Solar Confidential
$0.35
$0.33
$0.12
$0.33
$0.23
$0.17
$0.60
$0.36
$0.26
$0.72
$0.58
$0.45
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
Devens Q4-09 China YE 2010 China YE 2012
Silicon Wafer Cell Panel
Jiawei
cost
plus
margin
Wafer Manufacturing with Subcontracting Results
in Sustainable Industry Leading Panel Cost
$2.00
$1.50
$1.00

Jiawei
cost
plus
margin
$/watt

Evergreen Solar Confidential 14 Evergreen Solar Evergreen China 100 MW Wafer Factory $40 – 50MM Jiawei cell and panel processing 100% $15 – 20MM Expected Chinese financing $30 – 35MM China Expansion

Evergreen Solar Confidential
2009 Remaining Significant Uses of Cash
Devens completion $40M
Debt service $7M
String factory $10M
100MW China capital $15M - $20M

*Does not include contingencies, including Sovello guarantee of €10MM

Evergreen Solar Confidential
Key Investment Thesis
Patented and proven String Ribbon technology
Low cost wafer manufacturer
– Relative advantage maintained with silicon price declines
Operational excellence
– Devens project on schedule
– Produced 18.2 MW in Q1; exited Q1 2009 at 30 MW quarterly run rate
Jiawei cell and panel strategy enables aggressive growth
– Low capital expenditures per watt of production capacity
– Anticipate $1 per watt manufacturing COGS by 2012
Differentiated high-quality product in a commodity market
– Superior panel energy generation
– Small carbon footprint
– Current backlog ~1GW; utility-scale projects in bid stage